SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                   EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS


I.       Evergreen Institutional Treasury Money Market Fund

         Effective November 30, 2001, the section of each prospectus entitled CALCULATING THE SHARE PRICE is revised as follows:

         The value of one share of a Fund, also known as the net asset value, or NAV, is calculated at 4:00 p.m. Eastern time (5:00 p.m. Eastern time for Institutional Treasury Money Market Fund) on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier.

         Shareholders whose purchase of shares of the Institutional Treasury Money Market Fund at or before 5:00 p.m. Eastern time or 2:00 p.m. Eastern time for Institutional Money Market Fund and Institutional U.S. Government Money Market Fund or 12:00 Noon Eastern time for Institutional Municipal Money Market Fund and Institutional 100% Treasury Money Market Fund on any day the market is open, except in those cases where the market closes earlier, will receive the dividend declared by the Fund for that day; shareholders whose purchase of shares is accepted after the times noted above will begin earning dividends on the next business day after the Fund accepts their order.

         Effective November 30, 2001, the section of each prospectus entitled HOW TO BUY SHARES is revised as follows:

         Orders accepted after 2:00 p.m. Eastern time for Institutional Money Market Fund and Institutional U.S. Government Money Market Fund and 12:00 Noon Eastern time for Institutional Municipal Money Market Fund and Institutional 100% Treasury Money Market Fund and 5:00 p.m. Eastern time for Institutional Treasury Money Market Fund on market trading days will receive dividends starting on the next market day. Orders accepted before such times will receive that day's dividends.

         Orders placed before 4:00 p.m. Eastern time, or 5:00 p.m. Eastern time for Institutional Treasury Money Market Fund, on market trading days will be processed at that day's closing share price. Orders placed after such times will be processed at the next market day's closing price.

         Effective November 30, 2001, the section of each prospectus entitled HOW TO REDEEM SHARES is revised as follows:

         All authorized requests made before 4:00 p.m. Eastern time (5:00 p.m. Eastern time for Institutional Treasury Money Market Fund) on market trading days will be processed at that day's closing price. Requests after such times will be processed the following business day.


November 21, 2001                                                  560317 11/01